UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 28, 2006
                                                          --------------

                        NEW YORK COMMUNITY BANCORP, INC.
                        --------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                      1-31565                06-1377322
------------------------------   ------------------------   --------------------
(State or other jurisdiction     Commission File Number       (I.R.S. Employer
   of incorporation or                                       Identification No.)
      organization)


                  615 Merrick Avenue, Westbury, New York 11590
                  --------------------------------------------
                    (Address of principal executive offices)


                                 (516) 683-4100
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

   [ ] Written communications pursuant to Rule 425 under the Securities Act
       (17 CFR 230.425)

   [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
       (17 CFR 240.14a-12)

   [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   [ ] Pre-commencement communications pursuant to Rule 13e-4c under the Exchange Act (17 CFR 240.13e-4(c))




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                           CURRENT REPORT ON FORM 8-K
                           --------------------------



ITEM 7.01:  Regulation FD Disclosure
            ------------------------

         On April 28, 2006, New York Community Bancorp, Inc. (the "Company") issued a press release announcing that its acquisition of Atlantic Bank of New York was completed. A copy of the press release is attached as Exhibit 99.1 to this report.


ITEM 9.01:   Financial Statements and Exhibits
             ---------------------------------

       (c) Attached as Exhibit 99.1 is the press release issued by the Company on April 28, 2006.



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                                    SIGNATURE
                                    ---------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 28, 2006                   NEW YORK COMMUNITY BANCORP, INC.
       --------------
                                        /s/ Joseph R. Ficalora
                                        -------------------------------
                                        Joseph R. Ficalora
                                        President and Chief Executive Officer

                                    EXHIBITS


Exhibit 99.1                    News release issued on April 28, 2006.